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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 APRIL 10, 2003
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



           BERMUDA                       1-8993                 94-2708455
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)

                                 (603) 640-2200
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On April 10, 2003, White Mountains Insurance Group, Ltd. made available on its website a reconciliation of non-GAAP financial measures (as defined in Regulation G of the Securities and Exchange Commission) contained in its 2002 Management Report and 2002 Annual Report on Form 10-K. The reconciliation, which is attached hereto as Exhibit 99 (a), is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is filed herewith:

                                  EXHIBIT INDEX

99 (a) Reconciliation of non-GAAP financial measures.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WHITE MOUNTAINS INSURANCE GROUP, LTD.





DATED: APRIL 10, 2003                  BY: /s/ J. BRIAN PALMER
                                          -------------------------------------
                                          J. BRIAN PALMER
                                          CHIEF ACCOUNTING OFFICER